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                                                             Exhibit 10(iii)

                            AMENDMENT NUMBER EIGHT
                        IT CORPORATION RETIREMENT PLAN
                               1993 RESTATEMENT


       The IT Corporation Retirement Plan (1993 Restatement) shall be amended as set forth herein effective January 1, 1999:

       Section 7.10(c) shall be amended by the addition of the following at the end thereof:

               17. Fluor-Daniel GTI Company Matching Contributions, subject to vesting.

               18.  OHM Company Matching Contributions, subject to vesting.

               19.  OHM Profit Sharing, subject to vesting.

       IN WITNESS WHEREOF, this instrument of amendment is executed this
26th day of July, 1999.

                                                   By: /s/   ANTHONY J. DELUCA
                                                       -------------------------
                                                             Anthony J. DeLuca